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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report (Date of Earliest
                           Event Reported): June 1, 2000


                               KINETIKS.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-27418                 76-0478045
----------------------------           -------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

         10055 Westmoor Drive
           Westminster, CO                                         80021
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (303) 534-1408

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ITEM 5.  OTHER EVENTS.

         The Letter of Agreement dated April 12, 2000 for a Private Equity Line between Kinetiks.com, Inc. and Swartz Private Equity ("Swartz") was terminated on June 1, 2000 prior to the execution of a definitive agreement between the parties thereto. All warrants granted or required to be granted to Swartz in connection therewith have been canceled.





















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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              KINETIKS.COM, INC.

                                              By: /s/ Paul Thomas
                                                  -----------------------
                                                  Paul Thomas
                                                  Chief Financial Officer


Dated: June 6, 2000























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